UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2015 (February 14, 2015)

Owens & Minor, Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-9810	54-1701843
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

9120 Lockwood Blvd., Mechanicsville, Virginia	23116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (804) 723-7000

Not applicable

(former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 17, 2015, Owens & Minor, Inc. (the “Company”) issued a press release regarding its financial results for the fourth quarter and year ended December 31, 2014. The Company is furnishing the press release attached hereto as Exhibit 99.1 pursuant to Item 2.02 of Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 17, 2015, the Company announced that its Board of Directors is commencing a search to identify a successor to President and Chief Executive Officer James L. Bierman. During the Board’s regular succession planning process, Mr. Bierman, 62, informed the Board of Directors of his desire to retire and requested that it begin the process of identifying his successor. Mr. Bierman will continue to serve in his current positions until his successor is named.

In connection with his pending retirement, the Company and Mr. Bierman have agreed that he will provide transition services to his successor and that the Company will continue to employ Mr. Bierman through at least December 31, 2015. Additionally, Mr. Bierman will be eligible to receive any shares of common stock that are earned under the performance share award granted to him when he became the Chief Executive Officer in September 2014 irrespective of whether he remains the Chief Executive Officer until December 31, 2015.

The press release announcing the Chief Executive Officer search is included as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release issued by the Company on February 17, 2015 Announcing 2014 4th Quarter and Year-End Financial Results (furnished pursuant to Item 2.02)

99.2	Press Release issued by the Company on February 17, 2015 regarding the Chief Executive Officer search

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS & MINOR, INC.

Date: February 18, 2015	By:	/s/ Grace R. den Hartog
		Name:	Grace R. den Hartog
		Title:	Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by the Company on February 17, 2015 regarding 2014 4th Fourth Quarter and Year-End Financial Results (furnished pursuant to Item 2.02)

99.2	Press Release issued by the Company on February 17, 2015 regarding the Chief Executive Officer search